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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 25, 2005


                         GS Mortgage Securities Corp.
                    (as depositor for the GSAA Home Equity
                       Trust 2005-5 formed pursuant to a
               Trust Agreement, relating to the GSAA Home Equity
            Trust 2005-5, Asset-Backed Certificates, Series 2005-5)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-120274                13-3387389
          --------
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


              85 Broad Street, New York, New York                  10004
--------------------------------------------------------    -------------------
           (Address of Principal Executive Offices)              (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
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Item 8.01.  Other Events.
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         On May 25, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of April 1, 2005 (the "Trust Agreement"), among the Company, as depositor, Wells Fargo Bank, N.A., as custodian, Wells Fargo Bank, N.A., as securities administrator and HSBC Bank USA, National Association, as trustee, of GSAA Home Equity Trust 2005-5, Asset-Backed Certificates, Series 2005-5 (the "Certificates"), issued in thirteen classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates, with an aggregate scheduled principal balance as of March 1, 2005 of $721,787,600 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of April 22, 2005, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 4.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9   Financial Statements and Exhibits.
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Item 9.01   Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:                                                           Page:
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Exhibit 4    Trust Agreement, dated as of April 1, 2005,
             among GS Mortgage Securities Corp., as depositor,
             Wells Fargo Bank, N.A., as custodian, Wells Fargo
             Bank, N.A., as securities administrator and HSBC
             Bank USA, National Association, as trustee                    4

SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   May 25, 2005


                                             GS MORTGAGE SECURITIES CORP.



                                             By:  /s/ Michelle Gill
                                                 ----------------------------
                                                 Name:  Michelle Gill
                                                 Title:    Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
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

Item 601(a) of                       Description                            Paper (P) or Electronic (E)
---------------                      -----------                            ---------------------------
Regulation S-K
--------------
         4                Trust Agreement, dated as of April 1, 2005,                       E
                          among GS Mortgage Securities Corp., as depositor,
                          Wells Fargo Bank, N.A., as custodian, Wells Fargo
                          Bank, N.A., as securities administrator and HSBC
                          Bank USA, National Association, as trustee
